CENTENNIAL AMERICA FUND, L.P.

FORM N-1A

PART C

OTHER INFORMATION

Item 23. Exhibits

(a)      (1) Form of Agreement of Limited Partnership dated April 28, 1987 - See Part B.

(2)(i) Amended and Restated Certificate of Limited Partnership dated June 26, 1990: Previously filed with Registrant's
Post-Effective Amendment dated No. 6, (5/1/91), and refiled with Registrant's Post-Effective Amendment No. 14, (4/17/95),
pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

(ii) Certificate of Amendment to Certificate of Limited Partnership dated November 29, 1991: Previously filed with
Registrant's Post-Effective Amendment No 10, (4/30/92), and refiled with Registrant's Post-Effective Amendment No. 14,
(4/17/95), pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

(iii) Certificate of Amendment to Certificate of Limited Partnership dated December 17, 1991: Previously filed with
Registrant's Post-Effective Amendment No 10, (4/30/92), and refiled with Registrant's Post-Effective Amendment No. 14,
(4/17/95), pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

         (iv) Amendment to Certificate of Limited Partnership dated August 30, 1993: Filed with Registrant's
Post-Effective Amendment No 12, (4/15/94), and incorporated herein by reference.

(v) Amendment to Certificate of Limited Partnership dated October 26, 1993: Filed with Registrant's Post-Effective
Amendment No 12, (4/15/94), and incorporated herein by reference.

(vi) Amendment to Certificate of Limited Partnership dated July 1, 1996: Filed with Registrant's Post-Effective Amendment
No 16, (4/23/97), and incorporated herein by reference.

(vii) Amendment to Certificate of Limited Partnership dated October 22, 1996: Filed with Registrant's Post-Effective
Amendment No 16, (4/23/97), and incorporated herein by reference.

(b)      Form of Operating Procedures: Previously filed with Post-Effective Amendment No. 6, (5/1/91), and refiled with
Registrant's Post-Effective Amendment No. 14, (4/17/95), pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

(c)      Specimen Share Certificate: Filed herewith.

(d)      Investment Advisory Agreement dated November 29, 1990: Previously filed with Post-Effective Amendment No. 5,
(3/4/91), and refiled with Registrant's Post-Effective Amendment No. 14, (4/17/95), pursuant to Item 102 of Regulation
S-T and incorporated herein by reference.

(i) General Distributor's Agreement Centennial Asset Management Corporation dated October 13, 1992: Previously filed with
Registrant's Post Effective Amendment No. 12, (4/15/94), and incorporated herein by reference.

(ii) Sub-Distributor's Agreement between Centennial Asset Management Corporation and OppenheimerFunds Distributor, Inc.
dated May 28, 1993: Previously filed with Post-Effective Amendment No. 34, (4/21/94), to the Registration Statement of
Daily Cash Accumulation Fund and incorporated herein by reference.

(iii) Form of Dealer Agreement of Centennial Asset Management Corporation: Previously filed with Post-Effective Amendment
No. 23 of Centennial Government Trust (Reg. No. 2-75912), (1/1/94), and incorporated herein by reference.

(iv) Form of Dealer Agreement of OppenheimerFunds Distributor, Inc.: Filed with Post-Effective Amendment No. 45 of
Oppenheimer High Yield Fund (Reg. No. 2-62076), (10/26/01), and incorporated herein by reference.

(v) Form of Broker Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 45 to the Registration Statement of Oppenheimer High Yield Fund (Reg. No. 2-62076), 10/26/01, and incorporated herein by reference.

(vi) Form of Agency Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No.
45 to the Registration Statement of Oppenheimer High Yield Fund (Reg. No. 2-62076), 10/26/01, and incorporated herein by reference.

(vii) Form of Trust Company Fund/SERV Purchase Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with
Post-Effective Amendment No. 45 to the Registration Statement of Oppenheimer High Yield Fund (Reg. No. 2-62076),
10/26/01, and incorporated herein by reference.

(viii) Form of Trust Company Agency Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective
Amendment No. 45 to the Registration Statement of Oppenheimer High Yield Fund (Reg. No. 2-62076), 10/26/01, and
incorporated herein by reference.

(f)      Form of Deferred Compensation Plan for Disinterested Trustees/Directors: Filed with Post-Effective Amendment No.
40 to the Registration Statement of Oppenheimer High Yield Fund (Reg. No. 2-62076), (10/27/98), and incorporated herein by reference.

(g)      Global Custodial Services Agreement dated 5/3/01 between Registrant and Citibank, N.A: Previously filed with
Post-Effective Amendment No. 33 to the Registration Statement of Centennial Money Market Trust (Reg. No. 2-65245),
10/25/01, and incorporated herein by reference.

(h)      Not applicable.

(i)      (i)      Opinion and Consent of Counsel dated April 28, 1987: Previously filed with Registrant's Post-Effective
Amendment No. 14, (4/17/95), pursuant to Item 102 of Regulation S-T and incorporated herein by reference.

         (ii)     Opinion and Consent of Counsel dated May 8, 1987: Previously filed and refiled with Registrant's
Post-Effective Amendment No. 14, (4/17/95), pursuant to Item 102 of Regulation S-T and incorporated herein by reference.

(j)      Independent Auditors Consent: Filed herewith.

(k)      Not applicable.

Subscription Agreement and Investment Letter: Previously filed with Registrant's Registration Statement and incorporated herein by reference.

Service Plan and Agreement Between Registrant and Centennial Asset Management Corporation under Rule 12b-1 dated August
24, 1993: Previously filed with Registrant's Post-Effective Amendment No. 12, (4/15/94), and incorporated herein by reference.

(n)      Not applicable.

(o)      (i) Powers of Attorney for all Trustees/Directors and Officers except for John V. Murphy (including Certified
Board Resolutions): Previously filed with Pre-Effective Amendment No. 2 to the Registration Statement of Oppenheimer
Select Managers (Reg. 33-49774), 2/8/01, and incorporated herein by reference.

(ii) Power of Attorney for John V. Murphy (including Certified Board Resolution): Previously filed with Post-Effective
Amendment No. 45 to the Registration Statement of Oppenheimer High Yield Fund (Reg. No. 2-62076), 10/26/01, and
incorporated herein by reference.

(p)      Amended Code of Ethics of the Oppenheimer Funds dated March 1, 2000 under Rule 17j-1 of the Investment Company
Act of 1940: Previously filed with the Initial Registration Statement of Oppenheimer Emerging Growth Fund (Reg. No.
333-44176), 8/21/00, and incorporated herein by reference.

Item 24. Persons Controlled by or Under Common Control with the Fund
--------------------------------------------------------------------

None.

Item 25. Indemnification
------------------------

Reference is made to Section 4.14 of Registrant's Agreement of Limited Partnership included in Part B of this
Registration Statement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to general partners, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a general partner, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such general partner, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 26 Business and Other Connections of the Investment Adviser
----------------------------------------------------------------

(a)      OppenheimerFunds, Inc. is the investment adviser of the Registrant; it and certain subsidiaries and affiliates act in the same capacity to other investment companies, including without limitation those described in Parts A and B hereof and listed in Item 26(b) below.

(b)      There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of OppenheimerFunds, Inc. is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name and Current Position  Other Business and Connections
with OppenheimerFunds, Inc.         During the Past Two Years
---------------------------         -------------------------

Timothy L. Abbuhl,
Assistant Vice President   None.

Amy B. Adamshick,
Vice President    Formerly at Scudder Kemper Investments (July 1998 - May 2000)

Charles E. Albers,
Senior Vice President      None.

Edward J. Amberger,
Assistant Vice President   None.

Janette Aprilante,
Vice President and Secretary        As of January 2002: Secretary of OppenheimerFunds, Distributor, Inc., Centennial Asset
Management Corporation, Oppenheimer Partnership Holdings, Inc., Oppenheimer Real Asset Management, Inc., Shareholder
Financial Services, Inc., Shareholder Services, Inc.; Assistant Secretary of HarbourView Asset Management Corporation,
OFI Private Investments, Inc., Oppenheimer Trust Company and OAM Institutional, Inc.

Hany S. Ayad,
Assistant Vice President   None.

Victor W. Babin,
Senior Vice President      None.

Bruce L. Bartlett,
Senior Vice President      None.

John Michael Banta,
Assistant Vice President   None.

Lerae A. Barela,
Assistant Vice President   None.

George Batejan,
Executive Vice President/
Chief Information Officer  None.

Kevin Baum,
Vice President    None.

Connie Bechtolt,
Assistant Vice President   None.

Robert Behal
Assistant Vice President   Formerly, Associate Director at MetLife (Jan 2000-May 2000).

Kathleen Beichert,
Vice President    Vice President of OppenheimerFunds Distributor, Inc.

Erik S. Berg,
Assistant Vice President   None.

Rajeev Bhaman,
Vice President    None.

Mark Binning,
Assistant Vice President   None.

Robert J. Bishop,
Vice President    An officer of other Oppenheimer funds.

John R. Blomfield,
Vice President    None.

Chad Boll,
Assistant Vice President   None

Lowell Scott Brooks,
Vice President    Vice President of OppenheimerFunds Distributor, Inc.

Richard Buckmaster,
Vice President    None.

Bruce Burroughs
Vice President    None.

Claudia Calich,
Assistant Vice President   None.

Adele A. Campbell,
Assistant Vice President & Assistant
Treasurer: Rochester Division       None.

Michael A. Carbuto,
Vice President    None

Ronald G. Chibnik,
Assistant Vice President   Director of technology for Sapient Corporation (July, 2000-August 2001); software architect for
Sapient Corporation (March 1997-July 2000).

H.C. Digby Clements,
Vice President: Rochester Division  None.

Peter V. Cocuzza,
Vice President    None.

Julie C. Cusker,
Assistant Vice President:
Rochester Division         None.

John Damian,
Vice President    Formerly senior analyst/director for Citigroup Asset Management (November 1999-September 2001).

O. Leonard Darling,
Vice Chairman, Executive Vice
President, Chief Investment
Officer and Director       Chairman of the Board and a director (since June 1999) and Senior Managing Director (since
December 1998) of HarbourView Asset Management Corporation; a director (since July 2001) of Oppenheimer Acquisition
Corp.; a director (since March 2000) of OFI Private Investments, Inc.; Chairman of the Board, Senior Managing Director
and director (since February 2001) of OAM Institutional, Inc.; Trustee (since 1993) of Awhtolia College - Greece.

John M. Davis,
Assistant Vice President   Assistant Vice President of OppenheimerFunds Distributor, Inc.

Robert A. Densen,
Senior Vice President      None.

Ruggero de'Rossi,
Vice President    Formerly Chief Strategist at ING Barings (July
1998 - March 2000).

Craig P. Dinsell,
Executive Vice President   None.

Randall C. Dishmon,
Assistant Vice President   Associate with Booz Allen & Hamilton (1998-June 2001).

Rebecca K. Dolan
Vice President    None.

Steven D. Dombrower,
Vice President    Vice President of OppenheimerFunds, Inc.

Bruce C. Dunbar,
Vice President    None.

Richard Edmiston,
Assistant Vice President   None.

Daniel R. Engstrom,
Assistant Vice President   None.

Armand B. Erpf,
Assistant Vice President   None.

George R. Evans,
Vice President    None.

Edward N. Everett,
Vice President    None.

George Fahey,
Vice President    Vice President of OppenheimerFunds Distributor, Inc.

Scott T. Farrar,
Vice President    Assistant Treasurer of Oppenheimer Millennium Funds plc; an officer of other Oppenheimer funds.

Katherine P. Feld,
Vice President, Senior Counsel      Vice President OppenheimerFunds, Distributor, Inc.; Vice President, Assistant
Secretary and Director of Centennial Asset Management Corporation; Vice President of Oppenheimer Real Asset Management,
Inc.

Ronald H. Fielding,
Senior Vice President;
Chairman: Rochester Division        Vice President of OppenheimerFunds Distributor, Inc.; Director of ICI Mutual Insurance
Company; Governor of St. John's College; Chairman of the Board of Directors of International Museum of Photography at
George Eastman House.

Paul Fitzsimmons,
Assistant Vice President   None.

P. Lyman Foster,
Senior Vice President      Senior Vice President of OppenheimerFunds Distributor, Inc. Formerly Vice President of
Prudential Investments (August 1999-April 2000).

David Foxhoven,
Assistant Vice President   Assistant Vice President of OppenheimerFunds Legacy Program.

Colleen M. Franca,
Assistant Vice President   None.

Crystal French,
Vice President    None.

Dan P. Gangemi,
Vice President    None.

Dan Gagliardo,
Assistant Vice President   Formerly Assistant Vice President at Mitchell Hutchins (January 2000-October 2000).

Subrata Ghose,
Assistant Vice President   Formerly equity analyst at Fidelity Investments (1995 - March 2000).

Charles W. Gilbert,
Assistant Vice President   None.

Alan C. Gilston,
Vice President    None.

Jill E. Glazerman,
Vice President    None.

Paul M. Goldenberg,
Vice President    None.

Mike Goldverg,
Assistant Vice President   None.

Laura Granger,
Vice President    Formerly a portfolio manager at Fortis Advisors (July 1998-October 2000).

Jeremy H. Griffiths,
Executive Vice President,
Chief Financial Officer and
Director Chief Financial Officer, Treasurer and director of Oppenheimer Acquisition Corp.; Executive Vice President of
HarbourView Asset Management Corporation; President and director of OppenheimerFunds International Ltd.; President. Chief
Executive Officer, Chairman of the Board and director of Oppenheimer Trust Company; director of Trinity Investment
Management Corp., Secretary/Treasurer of OppenheimerFunds Legacy Program (a Colorado non-profit corporation); Executive
Vice President of OFI Private Investments, Inc.; Executive Vice President of OAM Institutional, Inc. and a Member and
Fellow of the Institute of Chartered Accountants.

Robert Grill,
Senior Vice President      None.

Robert Guy,
Senior Vice President      None.

David Hager,
Vice President    None.

Robert Haley,
Assistant Vice President   None.

Marilyn Hall,
Vice President    None.

Kelly Haney,
Assistant Vice President   None.

Thomas B. Hayes,
Vice President    None.

Dorothy F. Hirshman,
Vice President    None.

Merryl I. Hoffman,
Vice President and Senior Counsel   As of December 2001: Secretary of HarbourView Asset Management Corporation, OFI
Private Investments, Inc. and OAM Institutional, Inc.; Assistant Secretary of OppenheimerFunds Legacy Program.

Merrell I. Hora,
Vice President    None.

Scott T. Huebl,
Vice President    Assistant Vice President of OppenheimerFunds Legacy Program.

Margaret Hui,
Assistant Vice President   None.

James G. Hyland,
Assistant Vice President   None.

Steve P. Ilnitzki,
Senior Vice President      Formerly Vice President of Product Management at Ameritrade (until March 2000).

Kathleen T. Ives,
Vice President and Assistant Counsel        Vice President of OppenheimerFunds Distributor, Inc.; Assistant Secretary of
Shareholder Financial Services, Inc. and OppenheimerFunds Legacy Program; Vice President and Assistant Secretary of
Shareholder Services, Inc.; an officer of other Oppenheimer funds.

William Jaume,
Vice President    Senior Vice President and Chief Compliance Officer (since April 2000) of HarbourView Asset Management
Corporation; and of OAM Institutional, Inc. (since February 2001).

Frank V. Jennings,
Vice President    None.

John Jennings,
Vice President    None.

Lewis A. Kamman,
Vice President    None.

Jennifer E. Kane,
Assistant Vice President   None.

Lynn O. Keeshan,
Senior Vice President      None.

Thomas W. Keffer,
Senior Vice President      None.

Cristina J. Keller,
Vice President    Vice President of OppenheimerFunds Distributor, Inc.

Michael Keogh,
Vice President    None.

Michael P. Kirkpatrick,
Assistant Vice President   None.

Garrett K. Kolb,
Assistant Vice President   None.

Teresa Kong,
Assistant Vice President   None.

Walter G. Konops,
Assistant Vice President   None.

Avram D. Kornberg,
Senior Vice President      None.

James Kourkoulakos,
Vice President.   None.

Joseph Krist,
Assistant Vice President   None.

Guy E. Leaf,
Vice President    Vice President of Merrill Lynch (January 2000-September 2001.

Christopher M. Leavy,
Senior Vice President      Formerly Vice President and portfolio manager at Morgan Stanley Investment Management
(1997-September 2000).

Dina C. Lee,
Assistant Vice President and
Assistant Counsel Formerly an attorney with Van Eck Global (until December 2000).

Laura Leitzinger,
Vice President    Vice President of Shareholder Financial Services, Inc.

Michael S. Levine,
Vice President    None.

Gang Li,
Assistant Vice President   None.

Shanquan Li,
Vice President    None.

Mitchell J. Lindauer,
Vice President and Assistant
General Counsel   None.

Bill Linden,
Assistant Vice President   None.

Malissa B. Lischin,
Assistant Vice President   Assistant Vice President of OppenheimerFunds Distributor, Inc Formerly an associate manager with Investment Management Analyst at Prudential (1996 - March 2000).

Reed Litcher,
Vice President    None.

David P. Lolli,
Assistant Vice President   None.

Daniel G. Loughran
Vice President: Rochester Division  None.

Patricia Lovett,
Vice President    Vice President of Shareholder Financial Services, Inc. and Senior Vice President of Shareholder
Services, Inc.

David M. Mabry,
Vice President    Vice President of Oppenheimer Trust Company.

Steve Macchia,
Vice President    None.

Marianne Manzolillo,
Assistant Vice President   Formerly Vice President for DLJ High Yield Research Department (February 1993 - July 2000).

Philip T. Masterson,
Vice President and
Assistant Counsel None.

Lisa Migan,
Assistant Vice President   None.

Andrew J. Mika,
Senior Vice President      None.

Joy Milan,
Vice President    None.

Denis R. Molleur,
Vice President and
Senior Counsel    An officer of other Oppenheimer funds.

Nikolaos D. Monoyios,
Vice President    None.

John Murphy,
Chairman, President, Chief Executive
Officer and Director       Director of OppenheimerFunds Distributor, Inc., President of Centennial Asset Management
Corporation, HarbourView Asset Management Corporation, Trinity Investments Management Corporation, OFI Private
Investments, Inc., OAM Institutional, Inc. and Tremont Advisers, Inc.; President and Director of Oppenheimer Acquisition
Corp., Oppenheimer Partnership Holdings, Inc., Oppenheimer Real Asset Management, Inc.; Chairman and Director of
Shareholder Financial Services, Inc. and Shareholder Services, Inc.; President and a trustee of other Oppenheimer funds;
Executive Vice President of MassMutual Life Insurance Company; director of DLB Acquisition Corp.

Thomas J. Murray,
Vice President    None.

Kenneth Nadler,
Vice President    None.

David Negri,
Senior Vice President      Senior Vice President of HarbourView Asset Management Corporation.

Richard Nichols,
Vice President    None.

Barbara Niederbrach,
Assistant Vice President   None.

Robert A. Nowaczyk,
Vice President    None.

Raymond C. Olson,
Assistant Vice President   Assistant Vice President and Treasurer of OppenheimerFunds Distributor, Inc.; Treasurer of
Centennial Asset Management Corporation.

Mark Paris,
Assistant Vice President   None.

Frank J. Pavlak,
Vice President    None.

David P. Pellegrino,
Vice President    None.

Allison C. Pells,
Assistant Vice President   None.

James F. Phillips,
Vice President    None.

Raghaw Prasad,
Assistant Vice President

Jane C. Putnam,
Vice President    None.

Michael E. Quinn,
Vice President    None.

Julie S. Radtke,
Vice President    None.

Norma J. Rapini,
Assistant Vice President:
Rochester Division         None.

Thomas P. Reedy,
Vice President    Vice President (since April 1999) of HarbourView Asset Management Corporation.

Kristina Richardson,
Assistant Vice President   None.

David Robertson,
Senior Vice President      Senior Vice President of OppenheimerFunds Distributor, Inc. Formerly Director of Sales &
Marketing at Schroder Investment Management North America (March 1998-March 2000).

Rob Robis,
Assistant Vice President   None.

Antoinette Rodriguez,
Assistant Vice President   None.

Jeffrey S. Rosen,
Vice President    None.

Richard H. Rubinstein,
Senior Vice President      None.

James H. Ruff,
Executive Vice President   President and director of OppenheimerFunds Distributor, Inc. and Centennial Asset Management
Corporation; Executive Vice President of OFI Private Investments, Inc.

Andrew Ruotolo
Executive Vice President   President and director of Shareholder Services, Inc. and Shareholder Financial Services, Inc.

Rohit Sah,
Assistant Vice President   None.

Valerie Sanders,
Vice President    None.

Jeffrey R. Schneider,
Vice President    None.

Ellen P. Schoenfeld,
Vice President    None.

Scott A. Schwegel,
Assistant Vice President   None.

Allan P. Sedmak
Assistant Vice President   None.

Jennifer L. Sexton,
Vice President    Vice President of OFI Private Investments, Inc.

Martha A. Shapiro,
Vice President    None.

Steven J. Sheerin,
Vice President    Formerly consultant with Pricewaterhouse Coopers (November 2000-May 2001) prior to which he was a Vice
President of Merrill Lynch Pierce Fenner & Smith, Inc. (July 1998-October 2000).

Bonnie Sherman,
Assistant Vice President   None.

David C. Sitgreaves,
Assistant Vice President   None.

Enrique H. Smith,
Assistant Vice President   Formerly a business analyst with Goldman Sachs (August 1999-August 2001).

Richard A. Soper,
Vice President    None.

Louis Sortino,
Assistant Vice President:
Rochester Division         None.

Keith J. Spencer,
Vice President    None.

Cathleen R. Stahl,
Assistant Vice President   Assistant Vice President and Manager of Women & Investing Program.

Richard A. Stein,
Vice President: Rochester Division  None.

Arthur P. Steinmetz,
Senior Vice President      Senior Vice President of HarbourView Asset Management Corporation.

Jayne M. Stevlingson,
Vice President    None.

Gregory J. Stitt,
Vice President    None.

John P. Stoma,
Senior Vice President      Senior Vice President of OppenheimerFunds Distributor, Inc.

Wayne Strauss,
Assistant Vice President:
Rochester Division         None.

Michael Stricker,
Vice President

Deborah A. Sullivan,
Assistant Vice President,
Assistant Counsel Since December 2001, Secretary of Oppenheimer Trust Company. Formerly, Associate General Counsel, Chief
Compliance Officer, Corporate Secretary and Vice President of Winmill & Co. Inc. (formerly Bull & Bear Group, Inc.), CEF
Advisers, Inc. (formerly Bull & Bear Advisers, Inc.), Investor Service Center, Inc. and Midas Management Corporation
(November 1997 - March 2000).

Mary Sullivan,
Assistant Vice President   None.

Kevin L. Surrett,
Assistant Vice President   None.

Susan B. Switzer,
Vice President    None.

Anthony A. Tanner,
Vice President: Rochester Division  None.

Paul Temple,
Vice President

Eamon Tubridy,
Assistant Vice President   None.

James F. Turner,
Vice President    Formerly portfolio manager for Technology Crossover Ventures (May 2000-March 2001); Assistant Vice
President and Associate Portfolio Manager (August 1999-May 2000) for OppenheimerFunds, Inc.

Cameron Ullyat,
Assistant Vice President   None.

Mark S. Vandehey,
Vice President    Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and
Shareholder Services, Inc.

Maureen Van Norstrand,
Assistant Vice President   None.

Phillip F. Vottiero,
Vice President    None.

Samuel Sloan Walker,
Vice President    Vice President of HarbourView Asset Management Corporation.

Teresa M. Ward,
Vice President    Vice President of OppenheimerFunds Distributor, Inc.

Darrin L. Watts,
Assistant Vice President   None.

Jerry A. Webman,
Senior Vice President      Senior Vice President of HarbourView Asset Management Corporation.

Christopher D. Weiler,
Assistant Vice President:
Rochester Division         None.

Barry D. Weiss,
Vice President    None.

Christine Wells,
Vice President    None.

Joseph J. Welsh,
Vice President    None.

Catherine M. White,
Assistant Vice President   Assistant Vice President of OppenheimerFunds Distributor, Inc. Formerly, Assistant Vice
President with Gruntal & Co. LLC (September 1998 - October 2000); member of the American Society of Pension Actuaries
(ASPA) since 1995.

William L. Wilby,
Senior Vice President      Senior Vice President (since May 1999) of HarbourView Asset Management Corporation.

Donna M. Winn,
Senior Vice President      President, Chief Executive Officer and Director of OFI Private Investments, Inc.; Director and
President of OppenheimerFunds Legacy Program; Senior Vice President of OppenheimerFunds Distributor, Inc.

Kenneth Winston,
Senior Vice President      Principal at Richards & Tierney, Inc. (until June 2001).

Brian W. Wixted,
Senior Vice President and
Treasurer         Treasurer of HarbourView Asset Management Corporation; OppenheimerFunds International Ltd., Oppenheimer
Partnership Holdings, Inc., Oppenheimer Real Asset Management Corporation, Shareholder Services, Inc., Shareholder
Financial Services, Inc., OFI Private Investments, Inc. and OAM Institutional, Inc.; Treasurer and Chief Financial
Officer of Oppenheimer Trust Company; Assistant Treasurer of Oppenheimer Acquisition Corp. and OppenheimerFunds Legacy
Program; an officer of other Oppenheimer funds.

Carol Wolf,
Senior Vice President      An officer of certain Oppenheimer funds; serves on the Board of Chinese Children Adoption
International Parents Council, Supporters of Children, and the Advisory Board of Denver Children's Hospital Oncology
Department.

Kurt Wolfgruber,
Senior Vice President      Director of Tremont Advisers, Inc. (as of January 2002).

Caleb C. Wong,
Vice President    None.

Edward C. Yoensky,
Assistant Vice President   None.

Robert G. Zack
Senior Vice President and
General Counsel   General Counsel and Director of OppenheimerFunds Distributor, Inc.; General Counsel of Centennial Asset
Management Corporation; Senior Vice President and General Counsel of HarbourView Asset Management Corporation and OAM
Institutional, Inc.; Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc.,
Shareholder Services, Inc., OFI Private Investments, Inc. and Oppenheimer Trust Company; Vice President and Director of
Oppenheimer Partnership Holdings, Inc.; Secretary of OAC Acquisition Corp.; Director and Assistant Secretary of
OppenheimerFunds International Ltd.; Director of Oppenheimer Real Asset Management, Inc.; Vice President of
OppenheimerFunds Legacy Program; an officer of other Oppenheimer funds.

Jill Zachman,
Vice President: Rochester Division  None.

Neal A. Zamore,
Vice President    Formerly (until May 2000) Vice President at GE Capital.

Mark D. Zavanelli,
Vice President    None.

Alex Zhou,
Assistant Vice President   None.

Arthur J. Zimmer,
Senior Vice President      Senior Vice President (since April 1999) of HarbourView Asset Management Corporation.

Susan Zimmerman,
Vice President    None.

The Oppenheimer Funds include the following:

Centennial America Fund, L.P.
Centennial California Tax Exempt Trust
Centennial Government Trust
Centennial Money Market Trust
Centennial New York Tax Exempt Trust
Centennial Tax Exempt Trust
Limited Term New York Municipal Fund (Rochester Portfolio Series)
Oppenheimer Bond Fund (a series of Oppenheimer Integrity Funds)
Oppenheimer California Municipal Fund
Oppenheimer Capital Appreciation Fund
Oppenheimer Capital Income Fund
Oppenheimer Capital Preservation Fund
Oppenheimer Cash Reserves
Oppenheimer Champion Income Fund
Oppenheimer Concentrated Growth Fund
Oppenheimer Convertible Securities Fund (Bond Fund Series)
Oppenheimer Developing Markets Fund
Oppenheimer Discovery Fund
Oppenheimer Emerging Growth Fund
Oppenheimer Emerging Technologies Fund
Oppenheimer Enterprise Fund
Oppenheimer Europe Fund
Oppenheimer Global Fund
Oppenheimer Global Growth & Income Fund
Oppenheimer Gold & Special Minerals Fund
Oppenheimer Growth Fund
Oppenheimer High Yield Fund
Oppenheimer Intermediary Municipal Fund (a series of Oppenheimer Municipal Fund)
Oppenheimer International Bond Fund
Oppenheimer International Growth Fund
Oppenheimer International Small Company Fund
Oppenheimer Limited-Term Government Fund
Oppenheimer Main Street Growth & Income Fund (a series of Oppenheimer Main
   Street Funds, Inc.
Oppenheimer Main Street Opportunity Fund
Oppenheimer Main Street Small Cap Fund
Oppenheimer MidCap Fund
Oppenheimer Money Market Fund, Inc.
Oppenheimer Multiple Strategies Fund
Oppenheimer Multi-Sector Income Trust
Oppenheimer Multi-State Municipal Trust (3 series):
     Oppenheimer New Jersey Municipal Fund
     Oppenheimer Pennsylvania Municipal Fund
     Oppenheimer Rochester National Municipals
Oppenheimer Municipal Bond Fund
Oppenheimer New York Municipal Fund
Oppenheimer Quest Capital Value Fund, Inc.
Oppenheimer Quest For Value Funds (3 series)
     Oppenheimer Quest Balanced Value Fund
     Oppenheimer Quest Opportunity Value Fund
     Oppenheimer Small Cap Value Fund
Oppenheimer Quest Global Value Fund, Inc.
Oppenheimer Quest Value Fund, Inc.
Oppenheimer Real Asset Fund
Oppenheimer Real Estate Fund
Oppenheimer Select Managers (6 series):
     Gartmore Millennium Growth Fund II
     Jennison Growth Fund
     Mercury Advisors Focus Growth Fund
     Mercury Advisors S&P 500 Index Fund
     QM Active Balanced Fund
     Salomon Brothers Capital Fund
Oppenheimer Senior Floating Rate Fund
Oppenheimer Series Fund, Inc. (2 series):
     Oppenheimer Disciplined Allocation Fund
     Oppenheimer Value Fund
Oppenheimer Special Value Fund
Oppenheimer Strategic Income Fund
Oppenheimer Total Return Fund, Inc.
Oppenheimer Tremont Market Neutral Fund LLC
Oppenheimer Tremont Opportunity Fund LLC
Oppenheimer Trinity Core Fund
Oppenheimer Trinity Large Cap Growth Fund
Oppenheimer Trinity Value Fund
Oppenheimer U.S. Government Trust
Oppenheimer Variable Account Funds (10 series):
     Oppenheimer Aggressive Growth Fund/VA
     Oppenheimer Bond Fund/VA
     Oppenheimer Capital Appreciation Fund/VA
     Oppenheimer Global Securities Fund/VA
     Oppenheimer High Income Fund/VA
     Oppenheimer Main Street Growth & Income Fund/VA
     Oppenheimer Main Street Small Cap Fund/VA
     Oppenheimer Money Fund/VA
     Oppenheimer Multiple Strategies Fund/VA
     Oppenheimer Strategic Bond Fund/VA
Panorama Series Fund, Inc. (4 series):
     Growth Portfolio
     Government Securities Portfolio
     International Growth Fund/VA
     Total Return Portfolio
Rochester Fund Municipals

The address of the Oppenheimer funds listed above, Shareholder Financial Services, Inc., Shareholder Services, Inc.,
OppenheimerFunds Services, Centennial Asset Management Corporation, Centennial Capital Corp., Oppenheimer Real Asset
Management, Inc. and OppenheimerFunds Legacy Program is 6803 South Tucson Way, Englewood, Colorado 80112.

The address of OppenheimerFunds, Inc., OppenheimerFunds Distributor, Inc., HarbourView Asset Management Corp.,
Oppenheimer Partnership Holdings, Inc., Oppenheimer Acquisition Corp., OFI Private Investments, Inc., OAM Institutional,
Inc. and Oppenheimer Trust Company is 498 Seventh Avenue, New York, New York 10018.

The address of Tremont Advisers, Inc. is 555 Theodore Fremd Avenue, Suite 206-C, Rye, New York 10580.

The address of OppenheimerFunds International Ltd. is Bloc C, Irish Life Center, Lower Abbey Street, Dublin 1, Ireland.

The address of Trinity Investment Management Corporation is 301 North Spring Street, Bellefonte, Pennsylvania 16823.

Item 27. Principal Underwriter

(a)      Centennial Asset Management Corporation is the Distributor of Registrant's shares. It is also the Distributor of each of the other registered open-end investment companies for which Centennial Asset Management Corporation is the investment adviser, as described in Part A and B of this Registration Statement and listed in Item 26(b) above.

(b)      The directors and officers of the Registrant's principal underwriter are:

Name & Principal  Positions & Offices       Positions & Offices
Business Address  with Underwriter  with Registrant
----------------  ----------------  ---------------

Robert Agan(1)    Vice President    None

Janette Aprilante(1)       Secretary        None

Katherine P. Feld(1)       Director, Vice President  Assistant Secretary
                  & Assistant Secretary

John V. Murphy(1) Director None

Raymond C. Olson(2)        Treasurer        None

James H. Ruff(1)  President & Director      None

Mark Vandehey(2)  Vice President    None

Robert G. Zack(1) General Counsel   Vice President
                           & Secretary

(1)498 Seventh Avenue, New York, NY 10018
(2)6803 South Tucson Way, Englewood, CO 80112

(c)      Not applicable.

Item 28. Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the
Investment Company Act of 1940 and rules promulgated thereunder are in the possession of OppenheimerFunds, Inc. at its offices at 6803 South Tucson Way, Englewood, Colorado 80112.

Item 29. Management Services

Not applicable

Item 30. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant
certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b)
under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the County of Arapahoe and State of Colorado on the 26th day of April, 2002.

         CENTENNIAL AMERICA FUND, L.P.

         By: /s/ James C. Swain              *
             --------------------------------
                James C. Swain, Chairman

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities on the dates indicated:

Signatures        Title    Date
----------        -----    ----

/s/ James C. Swain*        Chairman of the Board of  April 26, 2002
-------------------------------------       Managing General Partners,
James C. Swain    Principal Executive Officer &
         Managing General Partner

/s/ John V. Murphy*        President        April 26, 2002
-------------------------------------
John V. Murphy

/s/ Brian W. Wixted*       Treasurer and Principal   April 26, 2002
-------------------------------------       Financial and Accounting
Brian W. Wixted   Officer

/s/ Robert G. Avis*        Managing General Partner  April 26, 2002
-------------------------------------
Robert G. Avis

/s/ Sam Freedman* Managing General Partner  April 26, 2002
-------------------------------------
Sam Freedman

/s/ C. Howard Kast*        Managing General Partner  April 26, 2002
-------------------------------------
C. Howard Kast

/s/ Robert M. Kirchner*    Managing General Partner  April 26, 2002
-------------------------------------
Robert M. Kirchner

*By: /s/ Robert G. Zack
---------------------------------------------
Robert G. Zack, Attorney-in-Fact

CENTENNIAL AMERICA FUND, L.P.

Registration No. 33-12463

Post-Effective Amendment No. 22

Exihibit Index

Exhibit No.       Description
-----------       -----------

23(c)    Specimen Share Certificate

23 (j)   Independent Auditors' Consent